UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2017

PACIFIC MERCANTILE BANCORP
(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 438-2500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition
On July 24, 2017, Pacific Mercantile Bancorp, a California corporation, issued a press release announcing its consolidated financial results for the three and six months ended June 30, 2017. A copy of that press release is attached as Exhibit 99.1 to, and is incorporated by this reference into, this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and neither such information nor Exhibit 99.1 shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.	Description of Exhibit

99.1	Press Release issued July 24, 2017, announcing the consolidated financial results of Pacific Mercantile Bancorp for the three and six months ended June 30, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: July 24, 2017	By:	/s/ THOMAS M. VERTIN
Thomas M. Vertin, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release issued July 24, 2017, announcing the consolidated financial results of Pacific Mercantile Bancorp for the three and six months ended June 30, 2017.